EXECUTION VERSION

AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 16, 2024, by and among ITC HOLDINGS CORP., a Michigan corporation (“Holdings”), ITC Midwest LLC, a Michigan limited liability company (“ITC Midwest”), ITC Great Plains, LLC, a Michigan limited liability company (“Great Plains”), Michigan Electric Transmission Company, LLC, a Michigan limited liability company (“METC”), International Transmission Company, a Michigan corporation (“ITCTransmission”; and collectively, with Holdings, ITC Midwest, Great Plains and METC, the “Borrowers” and each a “Borrower”), the financial institutions listed on the signature pages hereof and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), to that certain Revolving Credit Agreement dated as of April 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and after giving effect to this Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)The definition of “Minimum Sublimit” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Minimum Sublimit” means, with respect to each Borrower, the amount set forth opposite its name in the table below, as such amount may be modified from time to time pursuant to Section 4.2.

Borrower	Minimum Sublimit
Holdings	$175,000,000.00
ITC Midwest	$125,000,000.00
METC	$125,000,000.00
ITCTransmission	$125,000,000.00
ITC Great Plains	$25,000,000.00
(b)Section 4.2(a) of the Credit Agreement is hereby amended to replace the word “and” now appearing between clauses (iii) and (iv) therein with a comma, to add the word “and” after clause (iv) therein and to add a new clause (v) as follows: “(v) in connection with any such partial reduction, the respective Sublimits and Minimum Sublimits of the Borrowers shall be decreased as the Borrowers direct in such notice, as applicable, such that (A) the sum of the Sublimits of the Borrowers shall at all times equal the amount of the Total Revolving Credit Commitment, and (B) the sum of the Minimum Sublimits of the Borrowers does not exceed the Total Revolving Credit Commitment.”
(c)The Administrative Agent and the Lenders party hereto hereby agree that any applicable notice requirements set forth in Section 4.2(c) of the Credit Agreement have been satisfied with respect to the amendments contemplated hereby.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent (the date of satisfaction of such conditions precedent being the “Amendment Effective Date”) that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s fees and expenses (including, to the extent invoiced, reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent to the extent required to be paid by the Borrowers pursuant to Section 12.5(a) of the Credit Agreement) in connection with this Amendment, the Credit Agreement and the other Loan Documents; provided that any such expenses shall be required to be paid, as a condition precedent to the Amendment Effective Date, only to the extent invoiced at least three (3) Business Days prior to the Amendment Effective Date.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
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(b) Neither the execution or delivery of this Amendment by each Borrower, nor the performance by each Borrower of this Amendment and the Amended Credit Agreement or compliance with the terms and provisions thereof and the other transactions contemplated therein, will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower or any of its Subsidiaries pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of such Borrower’s Organic Documents.
(c)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of each Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the date hereof and after giving effect to this Amendment, except to the extent such representation or warranty specifically relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)Except as amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall constitute a Loan Document.
(e)This Amendment is not intended to and does not constitute a novation of any Borrower’s obligations under the Loan Documents.
5.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
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STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN (EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE WHICH MIGHT REFER SUCH CONSTRUCTION TO THE LAWS OF ANOTHER JURISDICTION).
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Integration. This Amendment represents the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.
8.Counterparts; Electronic Execution. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
ITC HOLDINGS CORP., as a Borrower

By: /s/ Gretchen L. Holloway
Name: Gretchen L. Holloway
Title:    Senior Vice President and
Chief Financial Officer

ITC MIDWEST LLC, as a Borrower

By: ITC Holdings Corp., its sole member

By: /s/ Gretchen L. Holloway
Name: Gretchen L. Holloway
Title:    Senior Vice President and
Chief Financial Officer

ITC GREAT PLAINS, LLC, as a Borrower

By: /s/ Gretchen L. Holloway
Name: Gretchen L. Holloway
Title:    Senior Vice President and
Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, as a Borrower

By: ITC Holdings Corp., its manager

By: /s/ Gretchen L. Holloway
Name: Gretchen L. Holloway
Title:    Senior Vice President and
Chief Financial Officer

INTERNATIONAL TRANSMISSION COMPANY, as a Borrower

By: /s/ Gretchen L. Holloway
Name: Gretchen L. Holloway
Title:    Senior Vice President and
Chief Financial Officer

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By: /s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Executive Director

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

BARCLAYS BANK PLC,
as a Lender

By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Michael J. Haas
Name: Michael J. Haas
Title: Sr. Vice President

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

COBANK, ACB,
as a Lender

By: /s/ Ryan Spearman
Name: Ryan Spearman
Title: Vice President

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By: /s/ Nirushan Thambirajah
Name: Nirushan Thambirajah
Title: Executive Director

By: /s/ Peter Mastromarini
Name: Peter Mastromarini
Title: Managing Director

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Taylor Tripucka
Name: Taylor Tripucka
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.

TD BANK, N.A.,
as a Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Revolving Credit Agreement dated as of April 14, 2023
ITC HOLDINGS CORP.